                                                                   EXHIBIT 10.22

                              SUBLEASE AGREEMENT
                  DUANE AND WENDY ASHBY, d/b/a CARGOCARE AND
                             INSYNQ DATA UTILITIES
                  SEAFIRST PLAZA BUILDING, TACOMA, WASHINGTON

This SUBLEASE AGREEMENT made this 1/st/ day of November, 1999, between WENDY ASHBY AND DUANE ASHBY, d/b/a CARGOCARE ("Sublessor"), and INSYNQ DATA UTILITIES ("Sublessee"),

     NOW THEREFORE, as parties hereto, Sublessor and Sublessee agree:

WHEREAS, Landlord, Bank of America NT & SA, d/b/a Seafirst Bank, ("Landlord") and Wendy Ashby and Duane Ashby, d/b/a Cargocare entered into a Lease dated August 24, 1998 ("Master Lease"), for certain premises located in the County of Pierce, City of Tacoma, State of Washington, more commonly known as the Seafirst Plaza building, Northwest corner of South 9th & A Streets, 1,608 square feet located on the fifth floor Tacoma, Washington, and,

WHEREAS, Sublessee desires to sublet all of the Premises as described in the Master Lease (the "Premises") from Sublessor on the terms and conditions contained in this Sublease,

NOW THEREFORE, for good, valuable and sufficient consideration by each party hereto to the other paid, receipt of which is hereby mutually acknowledged, Sublessor and Sublessee do hereby confirm their understanding and agreement as follows:

TERM
1. The term shall commence on August 1, 2000, and shall expire on July 31, 2003.

BASE RENT
2.   The monthly base rent for the Premises shall be as follows:

     MONTHS                   RENT/S.F./YEAR                BASE RENT/MONTH
     ------                   --------------                ---------------
     8/1/2000 - 7/31/03       $18.50/S.F./Year              $2,479.00

PARKING
3. Sublessor shall provide Sublessee with two (2) unreserved parking permits for the Seafirst Plaza Building for the term of the Sublease Agreement. Sublessee shall reimburse Sublessor for the cost of the parking permits during the term of this Sublease Agreement.

Reaffirmation
4. Except as herein extended, modified, supplemented, or amended, all of the terms, covenants and conditions of the Lease Agreement dated August 24, 1998, attached hereto as Exhibit A, shall remain in full force and effect as heretofore written, and the Lease as extended, modified, supplemented and amended by this Sublease Agreement is hereby ratified and confirmed in every respect by Sublessor and Sublessee.


IN WITNESS WHEREOF, Sublessor and Sublessee by their respective officers, have caused this Sublease Agreement to be signed in triplicate as of the day and year first above written.

Sublessee:  INSYNQ DATA UTILITIES      Sublessor: WENDY ASHBY AND
                                                  DUANE ASHBY d/b/a
                                                  CARGOCARE CO.


By: /s/ CARROLL BENTON                 By: /s/ DUANE & WENDY ASHBY
   --------------------------             --------------------------

By: /s/ E. CARROLL BENTON              Its: V Pres/Pres
   --------------------------              -------------------------

Date: 11/8/99                          Date:        11/11/99
     ------------------------               ------------------------

                          LANDLORD'S ACKNOWLEDGEMENT

Per Section 10, Assignment and Subletting, of the Lease dated August 24, 1998 between Bank of America NT & SA, d/b/a Seafirst Bank, ("Landlord") and Wendy Ashby and Duane Ashby d/b/a Cargocare ("Tenant") for certain premises located in the County of Pierce, City of Tacoma, State of Washington, more commonly known as the Seafirst Plaza Building, northwest corner of South 9/th/ & A Streets, 1,608 square feet located on the fifth floor Tacoma, Washington, this acknowledgement shall serve as Landlord's written approval of Tenant's Sublease Agreement attached hereto.

By signing below, Landlord acknowledges its approval of Tenant's Sublease
Agreement:

LANDLORD

BANK OF AMERICA NA


By: /s/ [ILLEGIBLE]
   -------------------------


Its: VP
    ------------------------


Date:   11/24/99
     -----------------------

Sublessor Notary

STATE OF WASHINGTON             }
                                }  SS.
County of PIERCE                }

I certify that I know or have satisfactory evidence that Wendy & Duane Ashby

(is/are) the person(s) who appeared before me, and said person(s) acknowledged that (he/she/they) signed this instrument and acknowledged it to be

(his/her/their) free and voluntary act for the uses and purposes mentioned in this instrument.


DATED:       11/11/99
      -----------------------


                                /s/ CYNTHIA A. ROBISON
                                ------------------------------------------------
                                Name (typed or printed): Cynthia A. Robison
                                                        ------------------------
                                NOTARY PUBLIC in and for the State of Washington
                                                                      ----------
                                Residing at University Place
                                           -------------------------------------
                                My appointment expires:  6/19/03
                                                       ------------------------

Sublessee Notary

STATE OF WASHINGTON                  }
                                     }  SS.
County of Pierce                     }

I certify that I know or have satisfactory evidence that M. Carroll Benton
                                                         -----------------
(is/are) the persons(s) who appeared before me, and said person(s) acknowledged that (he/she/they) signed this instrument, on oath stated that (he is/she is/they are) authorized to execute the instrument and acknowledged it as the Controller of Insynq Data Utilities to be the free and voluntary act of such
----------    ---------------------
party for the uses and purposes mentioned in this instrument.

DATED:  11-8-99
        -----------------------

                                   /s/ SUSAN J. HUDSON
                                   ---------------------------------------------
                                   Name (typed or printed):  SUSAN J. HUDSON
                                                             -------------------
                                   NOTARY PUBLIC in and for the State of WA
                                                                         -------
                                   Residing at   [ILLEGIBLE]
                                                --------------------------------
                                   My appointment expires:  1-14-2002
                                                            --------------------

Landlord Notary

STATE OF WASHINGTON                  }
                                     }  SS.
County of King                       }

I certify that I know or have satisfactory evidence that Thomas G. Ryan
                                                         --------------
(is/are) the persons(s) who appeared before me, and said person(s) acknowledged that (he/she/they) signed this instrument, on oath stated that (he is/she is/they are) authorized to execute the instrument and acknowledged it as the Vice President of Bank of America NA to be the free and voluntary act of such
--------------    ------------------
party for the uses and purposes mentioned in this instrument.

DATED:  November 24, 1999
        -----------------------

                             /s/ TIFFANY A. NEHER DELAROSA
                             ---------------------------------------------------
                             Name (typed or printed):  Tiffany A. Neher DeLaRosa
[NOTARY PUBLIC SEAL OF                                 -------------------------
TIFFANY A. NEHER DELAROSA    NOTARY PUBLIC in and for the State of WA
APPEARS HERE]                                                      -------------
                             Residing at  Poulsbo
                                          --------------------------------------
                             My appointment expires:  4-21-03
                                                      --------------------------

STATE OF WASHINGTON                  }
                                     }  SS.
County of King                       }

I certify that I know or have satisfactory evidence that Michael E. Weiner
                                                         -----------------
is the persons(s) who appeared before me, and said person(s) acknowledged that he signed this instrument, on oath stated that he authorized to execute the instrument and acknowledged it as the Director of Finance of KCPQ Inc. to be the
                                      -------------------
free and voluntary act of such party for the uses and purposes mentioned in this instrument.

DATED:  11-18-99
        -----------------------

                               /s/ CARMEN L. REDD
                               ------------------------------------------------
                               Name (typed or printed):  Carmen L. Redd
[NOTARY PUBLIC SEAL OF                                   ----------------------
CARMEN L. REDD                 NOTARY PUBLIC in and for the State of Washington
APPEARS HERE]                                                        ----------
                               Residing at  Seattle
                                            -----------------------------------
                               My appointment expires:  2-17-02
                                                        -----------------------

Landlord Notary

STATE OF WASHINGTON                  }
                                     }  SS.
County of King                       }

I certify that I know or have satisfactory evidence that Thomas G. Ryan
                                                         --------------
(is/are) the persons(s) who appeared before me, and said person(s) acknowledged that (he/she/they) signed this instrument, on oath stated that he authorized to execute the instrument and acknowledged it as the Vice President of Bank of
                                                  --------------    -------
America NA to be the free and voluntary act of such party for the uses and
----------
purposes mentioned in this instrument.

DATED:  November 24, 1999
        -----------------------

                             /s/ TIFFANY A. NEHER DELAROSA
                             ---------------------------------------------------
                             Name (typed or printed):  Tiffany A. Neher DeLaRosa
[NOTARY PUBLIC SEAL OF                                 -------------------------
TIFFANY A. NEHER DELAROSA    NOTARY PUBLIC in and for the State of WA
APPEARS HERE]                                                      -------------
                             Residing at  Poulsbo
                                          --------------------------------------
                             My appointment expires:  4-21-03
                                                      --------------------------

                              SUBLEASE AGREEMENT
                           KELLY TELEVISION CO., AND
                  DUANE AND WENDY ASHBY, d/b/a CARGOCARE AND
                             INSYNQ DATA UTILITIES
                  SEAFIRST PLAZA BUILDING, TACOMA, WASHINGTON

This SUBLEASE AGREEMENT made this 1st day of November, 1999, between and WENDY ASHBY AND DUANE ASHBY, d/b/a CARGOCARE ("Sublessor"), and INSYNQ DATA UTILITIES ("Sublessee"),

     NOW THEREFORE, as parties hereto, Sublessor and Sublessee agree:

WHEREAS, Landlord, Bank of America NT & SA, d/b/a Seafirst Bank, ("Landlord") and Kelly Television Co., a Washington partnership (d/b/a KCPG) entered into a Lease dated July 1, 1997 ("Master Lease"), and whereas Kelly Television Co., a Washington partnership (d/b/a KCPG) and Wendy Ashby and Duane Ashby, d/b/a Cargocare entered into a Sublease Agreement dated September 10, 1999 for certain premises located in the County of Pierce, City of Tacoma, State of Washington, more commonly known as the Seafirst Plaza Building, northwest corner of South 9/th/ & A Streets, 1,608 square feet located on the fifth floor Tacoma, Washington, and,

WHEREAS, Sublessee (Insynq Data Utilities) desires to sublet all of the Premises as described in the Master Lease (the "Premises") from Sublessor (Wendy Ashby and Duane Ashby, d/b/a Cargocare) on the terms and conditions contained in this Sublease, and,

WHEREAS, Sublessor desires to sublet all of the Premises as described in the Master Lease (the "Premises") to Sublessee on the terms and conditions contained in this Sublease, and,

NOW THEREFORE, for good, valuable and sufficient consideration by each party hereto to the other paid, receipt of which is hereby mutually acknowledged, Sublessor and Sublessee do hereby confirm their understanding and agreement as follows:

Term
1. The term shall commence on November 15, 1999, and shall expire on July 31, 2000.

Base Rent
5.  The monthly base rent for the Premises shall be as follows:

    Months                      Rent/S.F./Year          Base Rent/Month
    ------                      -------------------     ---------------
    11/15/99 - 7/31/00          $17.50/S.F./Year        $2,345.00

Parking
3. Sublessor shall provide Sublessee with two (2) unreserved parking permits for the Seafirst Plaza Building for the term of the Sublease Agreement. Sublessee shall reimburse Sublessor for the cost of the parking permits during the term of this Sublease Agreement.

Reaffirmation
4. Except as herein extended, modified, supplemented, or amended, all of the terms, covenants and conditions of the Lease Agreement dated July 1, 1997, attached hereto as Exhibit A, shall remain in full force and effect as heretofore written, and the Lease as extended, modified, supplemented and amended by this Sublease Agreement is hereby ratified and confirmed in every respect by Sublessor and Sublessee.

5. Except as herein extended, modified, supplemented, or amended, all of the terms, covenants and conditions of the Sublease Agreement dated August 24, 1998, attached hereto as Exhibit B, shall remain in full force and effect as heretofore written, and the Lease as extended, modified, supplemented and amended by this Sublease Agreement is hereby ratified and confirmed in every respect by Sublessor and Sublessee.

IN WITNESS WHEREOF, Sublessor and Sublessee by their respective officers, have caused this Sublease Agreement to be signed in triplicate as of the day and year first above written.


Sublessee:  INSYNQ DATA UTILITIES        Sublessor:  WENDY ASHBY AND
                                                     DUANE ASHBY d/b/a
                                                     CARGOCARE CO.

By:  /s/ M. CARROLL BENTON               By:  /s/ WENDY ASHBY AND DUANE ASHBY
     ------------------------------           --------------------------------
By:  E. Carroll Benton                   Its: [Illegible]
     ------------------------------           --------------------------------
Date:  11/8/99                           Date:  11/11/99
       ----------------------------           --------------------------------

                          LANDLORD'S ACKNOWLEDGEMENT

  Per Section 10, Assignment and Subletting, of the Lease dated July 1, 1997 between Bank of America NT & SA, d/b/a Seafirst Bank, ("Landlord") and Kelly Television Co., a Washington partnership (d/b/a KCPQ) ("Tenant") for certain premises located in the County of Pierce, City of Tacoma, State of Washington, more commonly known as the Seafirst Plaza Building, northwest corner of South 9/th/ & A Streets, 1,608 square feet located on the fifth floor Tacoma, Washington, this acknowledgement shall serve as Landlord's written approval of Tenant's Sublease Agreement attached hereto.

  By signing below, Landlord acknowledges its approval of Tenant's Sublease Agreement

LANDLORD

BANK OF AMERICA


By:  /s/ ILLEGIBLE
     ---------------------------------

Its:  VP
     ---------------------------------

Date:  11/24/99
       -------------------------------


               SUBLESSOR OF THE FIRST SUBLEASE AGREEMENT DATED
                        AUGUST 24, 1998 ACKNOWLEDGEMENT

  This acknowledgement shall serve as written approval by KCPQ Inc. a Delaware corporation (d/b/a KCPQ) of Wendy Ashby and Duane Ashby, d/b/a Cargocare to this Sublease Agreement attached hereto.

  By signing below, by KCPQ Inc. a Delaware corporation (d/b/a KCPQ) acknowledges its approval of this Sublease Agreement:

KCPQ Inc. a Delaware corporation (d/b/a KCPQ)



By:  /s/ MICHAEL E. KLEIN
     ---------------------------------

Its:  Director of Finance
     ---------------------------------

Date:  11/18/99
       -------------------------------

STATE OF WASHINGTON                  }
                                     } SS.
County of Pierce                     }

I certify that I know or have satisfactory evidence that M. Carroll Benton
                                                         -----------------
(is/are) the person(s) who appeared before me, and said person(s) acknowledged that (he/she/they) signed this instrument and acknowledged it to be

(his/her/their) free and voluntary act for the uses and purposes mentioned in this instrument.


DATED:  11-8-99
        ---------------

                                /s/ SUSAN J. HUDSON
                                ------------------------------------------------
                                Name (typed or printed):  Susan J. Hudson
                                                          ----------------------
                                NOTARY PUBLIC in and for the State of WA
                                                                      ----------
                                Residing at [Illegible]
                                            ------------------------------------
                                My appointment expires:  1-14-2002
                                                         -----------------------


STATE OF WASHINGTON                  }
                                     } SS.
County of Pierce                     }

I certify that I know or have satisfactory evidence that Wendy & Duane Ashby
                                                         -------------------

(is/are) the persons who appeared before me, and said person(s) acknowledged that (he/she/they) signed this instrument, on oath stated that (he is/she is/they are) authorized to execute the instrument and acknowledged it as the

Pres/V. Pres of Cargocare to be the free and voluntary act of such party for
------------    ---------

the uses and purposes mentioned in this instrument.


DATED:  11-8-99
        ---------------

                                /s/ CYNTHIA A. ROBISON
                                ------------------------------------------------
                                Name (typed or printed):  Cynthia A. Robison
                                                          ----------------------
                                NOTARY PUBLIC in and for the State of Washington
                                                                      ----------
                                Residing at University Place
                                            ------------------------------------
                                My appointment expires:  6/19/03
                                                         -----------------------

                                   [DIAGRAM]

[LETTERHEAD]

September 17, 1999

INSYNQ
705 South Ninth, Suite 304
Tacoma, WA 98405

Thank you for your check in the amount of $13,500 in payment for one lot of furniture purchased from Seafirst Bank.

Attached are two forms which we would appreciate you completing and sending them to the following address.

Procurement Services Division
Attention: Ned Myhren
Bank of America
6933 Preston Avenue
Livermore, CA 94550

Thank you for your attention to this matter.

Sincerely,

/s/ JEAN POLSON

Jean Polson
customer Service

Encls.

cc: Ned Myhren

[LETTERHEAD]

[LETTERHEAD]

PROCUREMENT SERVICES DIVISION                                       Bill of Sale
6933 Preston Avenue - Livermore, CA 94550

FOR VALUABLE CONSIDERATION, as set forth on Exhibit A, attached hereto and made a part hereof by this reference, Bank of America National Trust and Savings Association ("Bank") hereby sells, assigns, and transfers all of its right, title, and interest in the personal property described on Exhibit A ("Goods") to the following party ("Buyer"):

          Name                INSYNQ, INC.                           .
                    -------------------------------------------------

          Address     705 South Ninth, Suite 304, Tacoma, WA 98405   .
                    -------------------------------------------------

          Phone                                                      .
                    -------------------------------------------------

Bank warrants that its right, title, and interest in the Goods is free from all claims, liens, security interests and encumbrances.

THE GOODS ARE SOLD TO BUYER "AS IS" AND WHEREVER NOW LOCATED AND BANK HAS NOT MADE, AND DOES NOT HEREBY MAKE, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THE MERCHANTIBILITY, CONDITION, QUALITY, DESCRIPTION, DURABILITY, OR SUITABILITY OF GOODS FOR THE PURPOSES AND USES OF BUYER, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE, EXCEPT AS PROVIDED IN THE PRECEDING PARAGRAPH.

This Bill of Sale is binding on and inures to the benefit of the successors and assigns of Buyer and Bank.

Buyer has sole responsibility for, and shall indemnify and hold Bank harmles from, all costs and damages arising from any disassembly and/or removal of the goods from the Bank's premises.

Buyer agrees to pay to Bank the purchase price set forth on Exhibit A and all applicable sales and use taxes prior to the removal of the Goods from the Bank's premises unless a valid Resale Permit Number is entered in the space provided here:

                                  $13,500.00                    .
              --------------------------------------------------

Buyer agrees it shall take all actions necessary to ensure that neither Buyer or parties to whom Buyer may sell the goods shall use Bank's name or refer to Bank directly or indirectly in any advertisement, sales presentation, news release, or releases to any professional or trade publication without the prior written consent of Bank. Buyer acknowledges that its failure to prevent such use of or reference to Bank or its name may cause Bank to suffer damages, the amount of which is difficult if not impossible to estimate at this time. Buyer agrees to bear the full burden of such damages, which may include but shall not be limited to, the cost of Bank legal expenses.

BUYER:                                  BANK:

Signature /s/ E. CARROLL BENTON         Signature                             .
          ---------------------------             ----------------------------

          INSYNQ, INC.
Name      M. CARROLL BENTON             Name                                  .
          ---------------------------             ----------------------------

Title     Controller                     Title                                .
          ---------------------------             ----------------------------

Date      9/24/99                       Date                                  .
          ---------------------------             ----------------------------

[LOGO]
===================================================================================================================
                                                                                     Furniture Operations Exhibit A

Sending Unit                                                                                [X] Sale   [_] Donation

[_] Livermore #3046    [_] Anaheim #4046

Page  1    of   1                                                    Date
    -----     -----                                                       -----------------------------------------

To:                   INSYNQ, INC.
          ---------------------------------------------------------------------------------------------------------

Address:              705 South Ninth, Suite 304
          ---------------------------------------------------------------------------------------------------------

                      Tacoma, WA 98405
          ---------------------------------------------------------------------------------------------------------

Trailer # -----------------------------------------                 Weight ----------------------------------------

Trailer # -----------------------------------------                 Seal # ---------------------------------------
===================================================================================================================
QTY                DESCRIPTION                          CODE             WEIGHT        UNIT PRICE        TOTAL
-------------------------------------------------------------------------------------------------------------------
        1 lot of miscellaneous office furniture                                                        $13,500.00
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                             Sub-Total
-------------------------------------------------------------------------------------------------------------------
                                                                                                   Tax
-------------------------------------------------------------------------------------------------------------------
                                                                                                 Total $13,500.00
-------------------------------------------------------------------------------------------------------------------
Released to Carrier/Customer:           Received by Carrier:                   Received by Customer

By:                                     By:                                    By: /s/ E. CARROLL BENTON
   ------------------------------          ------------------------------          ------------------------------

Office No.                              Carrier Name:                          Customer Name: INSYNQ, INC.
          -----------------------                    --------------------                    --------------------

Date:                                   Date:                                  Date:      9/28/99
     ----------------------------            ----------------------------           -----------------------------